Exhibit 10.23

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Framework Agreement for the Procurement and Services of High-definition Maps

Signing Date: February 28, 2022

Signing Location: Huangpu District, Guangzhou

Party A: Guangzhou Jingqi Technology Co., Ltd.

Registered Address: *****

Business Representative: *****

Phone: *****

Party B: Guangzhou Yuji Technology Co., Ltd.

Address: *****

Business Representative: *****

Phone: *****

Whereas:

Party B is legally qualified to conduct high-precision map collection, production, provision and related activities.

Party A is a high-tech company engaged in the research and development, as well as the operation, of high-level autonomous driving, and it requires the use of high-precision maps in its business operations. Party B agrees to provide services such as the collection, production, and provision of high-precision maps to Party A, and Party A agrees to procure high-precision map services from Party B.

In accordance with the “Civil Code of the People’s Republic of China” and relevant laws, and to clarify the rights and obligations of both Parties, the Parties hereby sign this framework agreement (hereinafter referred to as “this Agreement”) concerning the aforementioned services and procurement matters.

I. Service and Procurement Content

When Party A has requirements for high-precision map collection and production updates, it shall submit the task requirements to Party B in the form of the “Jingqi Technology High-Precision Map Requirements and Acceptance Document” (Appendix A). Party B shall deliver compliant maps that meet Party A’s requirements on time.

II. Pricing Standards

Refer to Appendix B “Quotation from Guangzhou Yuji Technology Co., Ltd.”

III. Settlement Method

1.

After each delivery of map results is delivered by Party B, Party A shall inspect the delivered results. If the inspection is satisfactory, Party A shall sign the “Jingqi Technology High-Precision Map Requirements and Acceptance Document.”

2.

In principle, the Parties shall settle the service fees based on the tasks accepted in the “Jingqi Technology High-Precision Map Requirements and Acceptance Document” on a quarterly basis. If there is a large-scale map production task, temporary settlement or shortening of the settlement cycle can be conducted with the consent of both Parties.

3.	Party A shall complete payment within [***] working days of receiving the full-service VAT invoice provided by Party B.

4.	Payment Information:

•	Account Name: Guangzhou Yuji Technology Co., Ltd.

•	Bank: *****

•	Account Number: *****

IV. Agreement Validity Period

This Agreement shall come into effect on February 28, 2022, and shall expire on February 27, 2023. If the agreement needs to be renewed, both Parties shall discuss and renew the agreement 30 days before the project expires; otherwise, this Agreement shall automatically terminate on the contract expiration date.

V. Delivery and Acceptance

The Parties agree that all project deliverables under this Agreement will be delivered according to the terms and contents stipulated below.

1.	Party B shall deliver the results to Party A at the designated location by Party A on the agreed-upon date.

2.

Party B shall deliver on the agreed-upon delivery date for each requirement as specified in this Agreement. In case of changes in Party A’s requirements or delayed delivery by Party B, the revised delivery date must be mutually agreed upon in writing by both parties and delivered on time.

3.

After the delivery by Party B, Party A shall complete the acceptance confirmation according to the acceptance standards (see Appendix 3) within [***] days. Failure by Party A to conduct acceptance as agreed or failure to provide acceptance results within [***] working days beyond the specified acceptance time shall be deemed as Party A’s acceptance of qualification.

VI. After-Sales Service

The map warranty period is [***], starting from the date of acceptance. Errors in the deliverables or data (based on the collection time) shall be corrected free of charge to meet technical requirements. Additionally, based on Party A’s specific needs, Party B will provide paid high-precision map data update services, and the data update fees are specified in Appendix B.

VII. Rights and Obligations of Both Parties

1. Rights and Obligations of Party A

1.1 Pay the map production and update fees on time as agreed;

1.2 Confirm its business requirements with Party B within the agreed timeframe;

1.3 Accept deliverables on time that meet the acceptance standards;

1.4 Other rights and obligations as stipulated in this Agreement.

2. Rights and Obligations of Party B

2.1 Party B ensures that the deliverables provided do not infringe on any third party’s intellectual property rights;

2.2 The deliverables provided by Party B shall meet the requirements stipulated in this Agreement;

2.3 The map results produced by Party B shall comply with relevant national laws and regulations, and the deliverables shall be legal and compliant maps. Any legal issues arising during the map production process before delivery shall not be the responsibility of Party A;

2.4 Party B shall complete each stage of work according to the agreed delivery schedule, delivering development deliverables that meet the acceptance standards on time;

2.5 Without the consent of Party A, Party B shall not allow the transfer or subcontracting of its rights and obligations under this Agreement to other companies or Party B’s affiliated companies.

2.6 Without the consent of Party A, Party B shall not produce similar products for Party A’s competitors. Competitors refer to entities engaged in similar or related businesses as Party A, including but not limited to those engaged in L2-L4 level autonomous driving operations, regardless of whether the autonomous driving business is used for passenger transport, freight transport, or any other specialized industry.

2.7 Other rights and obligations stipulated in this Agreement.

3. Project Coordinators of Party A and Party B

Party A		Party B

Coordinator	*****	Coordinator	*****

Address	*****	Address	*****

Phone	*****	Phone	*****

Email	*****	Email	*****

VIII. Confidentiality

1.

Party B shall bear the obligation of confidentiality for technical information provided by Party A. Without the permission of Party A, Party B shall not use any information belonging to Party A for purposes other than those of this Agreement.

2.	Without the permission of Party A, Party B shall not disclose confidential information related to this Agreement to third parties.

3.

Party B shall properly keep all kinds of information provided by Party A. After the completion of this Agreement, unless otherwise agreed by both Parties, Party B shall return the information as requested by Party A.

4.

Party A shall keep confidential and use solely for the purposes of this Agreement any confidential information of Party B known or disclosed in connection with the signing and performance of this Agreement.

5.	The confidential information stipulated in this Agreement includes but is not limited to the following information:

a) Technical Information: Including but not limited to proprietary technology, research and development design, product design concepts/ideas, products and their specifications, software functionality, data, models, program source code, samples, drafts, etc.;

b) Business Information: Including but not limited to marketing requirements and strategies, product plans, business plans, prices, customer lists, potential business development directions, intended entry areas, credit status of all parties or their customers, business management systems and processes, customer contracts, etc.;

c) Information disclosed by one party which requires the recipient to assume confidentiality obligations towards third parties.

5.

Each party must strictly keep confidential the other party’s confidential information accessed, and must not disclose or divulge it to any third party in any form without the written permission of the other party. However, the following information is not subject to this restriction:

a) Information that has become public knowledge, and the recipient is not at fault for this;

b) Information known to the recipient at the time of disclosure, obtained from a legal source, and without fault;

c) Information obtained by the recipient from a third party legally, without an additional confidentiality obligation;

d) Information developed independently by the recipient without using confidential information; or

e) Information that the disclosing party has agreed to disclose or use in writing in advance.

6.

If a party discovers a breach of “confidential information” or any other incident, it must immediately inform the other party and take reasonable measures after consultation between the parties. Furthermore, if one party’s intentional or negligent actions result in the leakage of “confidential information,” that party must bear the actual losses incurred by the other party, take necessary measures promptly to minimize the other party’s losses, and bear the expenses and responsibilities arising from this. If a party fails to take necessary measures promptly, leading to an increase in losses, that party should also be responsible for the expanded losses incurred by the other party.

7.	To effectively comply with this provision, the parties may sign a separate confidentiality agreement as necessary.

8.	This provision is valid during the term of this Agreement and for three (3) years after the termination of this Agreement.

IX. Intellectual Property

1.	The intellectual property rights that each Party possesses before the signing of this Agreement shall remain owned by that Party.

2.	The intellectual property rights of the deliverables generated by Party B in the course of performing this Agreement and providing collection services shall belong to Party A.

3.	Party B guarantees that the deliverables submitted to Party A under this Agreement do not infringe upon any third party’s intellectual property rights.

4.

If the implementation of the aforementioned deliverables leads to any third party claiming that the deliverables submitted by Party B to Party A under this Agreement infringe upon their intellectual property rights, Party B may choose to take one or more of the following remedies to ensure that Party A can legally continue to use the deliverables: (a) obtain a license from the third party; or (b) modify or replace the map results to avoid infringing on third-party intellectual property rights. The cost of these remedies shall be borne by Party B. If Party A incurs losses, Party B shall bear all liability for damages.

X. Breach of Contract

1.

Unless otherwise stipulated in this Agreement, if Party B fails to submit the deliverables as agreed due to its own reasons, Party B shall pay Party A a penalty of [***]% of the undelivered portion of the deliverables for each week of delay. The cumulative penalty shall not exceed [***]% of the demand amount.

2.

If the project progress is delayed or Party B is unable to deliver the deliverables on time due to reasons attributable to Party A, Party B shall not bear any responsibility; however, exceptions are made if the delay is caused by Party B’s failure to clearly articulate the information and materials required from Party A.

3.

If Party A fails to make payments on time, it shall pay Party B a late fee of [***]% of the overdue payment for each week of delay. The cumulative late fee shall not exceed [***]% of the total demand amount.

4.	Unless otherwise stipulated in this Agreement or agreed upon by both Parties, neither Party may terminate this Agreement prematurely.

XI. Dispute Resolution

1.

Any disputes arising from the execution of this Agreement or during its execution shall be resolved through friendly negotiations. If negotiations fail, either Party may bring the dispute to the court where Party A is located.

2.	During litigation, except for issues that must be resolved during the litigation process, the remaining parts of the contract shall continue to be performed.

3.	The validity, performance, and interpretation of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

XII. Force Majeure

1.

Force majeure refers to unforeseen events that cannot be prevented or avoided after the Agreement takes effect, such as earthquakes, typhoons, floods, fires, wars, etc., that directly affect the performance of this Agreement or make it impossible to perform under the agreed conditions.

2.	The party affected by force majeure shall immediately notify the other party and provide details of the force majeure event along with relevant proof within fifteen days.

3.	If the force majeure event continues for thirty days, the Parties shall negotiate amicably to determine whether to continue or terminate this Agreement.

4.	Neither Party shall be liable for any loss caused by force majeure.

XIII. Miscellaneous Provisions

1.	Each Party hereby declares that they possess sufficient qualifications and capabilities to sign and perform this Agreement.

2.	Both Parties shall comply with all applicable laws during the performance of this Agreement.

3.	All notifications regarding this Agreement must be in writing.

4.	Nothing in this Agreement shall be construed as creating a joint venture, partnership, agency, or any other relationship beyond the scope of this Agreement between the Parties.

5.

All appendices are an integral part of this Agreement. This Agreement reflects the entire understanding between the Parties concerning the subject matter hereof and supersedes all prior agreements and practices related to the subject matter of this Agreement.

6.	This Agreement may not be modified without written consent from both Parties.

7.	Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party.

8.

If any clause of this Agreement is deemed invalid for any reason, such invalidity shall not affect the validity of the other clauses. The invalid clause shall be considered non-existent from the beginning.

9.	The failure or delay of either Party in exercising its rights under this Agreement shall not be construed as a waiver of those rights.

10.	This Agreement is made in four copies, with each Party holding two copies, all of which have equal legal effect.

Party A	Party B

Company Name:	Company Name:

Guangzhou Jingqi Technology Co., Ltd.	Guangzhou Yuji Technology Co., Ltd.

Company Address:	Company Address:

*****	*****

Phone: *****	Phone: *****

(Signature): /s/ Guangzhou Jingqi Technology Co., Ltd.	(Signature): /s/ Guangzhou Yuji Technology Co., Ltd.

Appendix A

Jingqi Technology High-Precision Map Requirements and Acceptance Document

Appendix B

Quotation from Guangzhou Yuji Technology Co., Ltd.

Appendix C

Jingqi Technology High-Precision Map Inspection Standards

Supplemental Agreement to the Framework Agreement for the Procurement and Services of High-definition Maps

Party A: Guangzhou Jingqi Technology Co., Ltd.

Party B: Guangzhou Yuji Technology Co., Ltd.

Party A and Party B entered into the Framework Agreement on Purchase and Service of High Precision Maps on February 28, 2022 (Contract number: *****) (the Original Contract), which stipulates that Party B will provide map service for Party A. Now, by the consensus of Party A and Party B, in accordance with the provisions of the Code of the People’s Republic of China and other relevant laws and regulations, the following supplemental agreement (the “Agreement”) has been reached on the fulfillment of the original contract：

1.	Extension of the original contract to December 31, 2025.

2.

If a dispute arises during the performance of this Agreement, the two parties shall negotiate and settle it amicably, and if no settlement is reached, the dispute shall be handled in accordance with the dispute settlement provisions agreed in the Original Contract.

3.

The other terms of the original contract shall continue to be effective, and the Agreement shall be a supplemental agreement to the Original Contract, and if there is any difference between the Original Contract and the relevant agreements entered into prior to this Agreement and this Agreement, this Agreement shall prevail.

4.	The Agreement shall be executed in duplicate, one by each party, with equal legal effect, and shall enter into force upon signature or sealing by both parties.

Party A: Guangzhou Jingqi Technology Co., Ltd.

Signature: /s/ Guangzhou Jingqi Technology Co., Ltd.

Party B: Guangzhou Yuji Technology Co., Ltd.

Signature: /s/ Guangzhou Yuji Technology Co., Ltd.